UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported):
July 15, 2008
COCA-COLA BOTTLING CO. CONSOLIDATED
(Exact name of registrant as specified in its charter)

Delaware	0-9286	56-0950585

(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)
4100 Coca-Cola Plaza, Charlotte, North Carolina 28211
(Address of principal executive offices)     (Zip Code)
(704) 557-4400
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05. Costs Associated with Exit or Disposal Activities.
On July 15, 2008, Coca-Cola Bottling Co. Consolidated (the “Company”) initiated plans to reorganize the structure in its operating units and support services, which will result in the elimination of approximately 350 positions, or approximately 5% of its workforce. The Company said it is making these changes in order to improve its efficiency and to help offset significant increases in the cost of raw materials and operating expenses. The elimination of the positions includes both currently filled and open positions. Affected employees are being offered severance packages and outplacement services.
As a result of these plans, the Company estimates incurring total charges of $4.0 million to $5.0 million, all for one-time termination benefits. The Company anticipates the plan will be completed by September 28, 2008 and that substantially all of the charges will result in cash expenditures in the third quarter of 2008.
The Company issued a news release on July 17, 2008 announcing the reorganization plan, a copy of which is filed as Exhibit 99.1 hereto.
Item 9.01. Financial Statements and Exhibits.
          (d) Exhibits.

99.1 News release issued on July 17, 2008, reporting the Company’s announcement of a restructuring.
Cautionary Information Regarding Forward-Looking Statements:
This Report on Form 8-K includes forward-looking statements regarding the purpose and intended effect of the reorganization of the Company’s structure in its operating units and support services and workforce reduction plans, the expected timeframe for completion of the changes in these plans and estimated amounts and timing of charges and cash expenditures resulting from the plans. These statements and expectations are subject to future events and uncertainties that could cause anticipated events not to occur or actual results to differ materially from anticipated results. These events and uncertainties include an unexpected change in the timing and costs of the plans, perhaps materially, if the assumptions underlying the Company’s estimates prove inaccurate. The forward-looking statements in this Form 8-K are also subject to other risks and uncertainties, including those described in the Company’s Annual Report on Form 10-K for the year ended December 30, 2007 under Part I, Item 1A “Risk Factors.” The Company undertakes no obligation to update or revise any forward-looking statements contained in this Form 8-K as a result of new information or future events or developments.

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COCA-COLA BOTTLING CO. CONSOLIDATED
(REGISTRANT)

Date: July 18, 2008	BY:	/s/ James E. Harris
James E. Harris
Principal Financial Officer of the Registrant and Senior Vice President and Chief Financial Officer

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC
EXHIBITS
CURRENT REPORT
ON
FORM 8-K

Date of Event Reported:	Commission File No:
July 15, 2008	0-9286
COCA-COLA BOTTLING CO. CONSOLIDATED
EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	News release issued on July 17, 2008, reporting the Company’s announcement of a restructuring.